Fiscal 2014 First Quarter Update February 6, 2014 Exhibit 99.2

Regarding Forward-Looking Statements
1
Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as
“anticipates,” “estimates,” “expects,” “projects,” “may,” "will," “intends,” “expects,” "believes," or “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. NJR cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding NJR’s dividend growth goal, NJR's net financial earnings (NFE) for fiscal 2014, forecasted contribution of business segments to fiscal 2014, long-term financial goals, growth initiatives and NFE forecasts of NJR, expected contribution by new customers of New
Jersey Natural Gas Company (NJNG) to utility gross margin, expected number of new customers of NJNG, new sources of utility gross margin at NJNG for 2014 through 2017,
Solar Renewable Energy Certificate (SREC) prices, NJR’s effective tax rate, estimated capital expenditures in fiscal 2014 and beyond by NJNG and NJRCEV, planned natural gas vehicle (NGV) stations, the diversification of NJRCEV’s strategy, Two Dot and Carroll Area Wind farms, and NJRES’ growth opportunities include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants.
The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; demographic changes in the NJNG service territory and their effect on NJNG's customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's Basic Gas Supply Service incentive programs, NJRES' operations and on the Company's risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and postemployment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of the Company's joint ventures and partnerships; risks associated with our investments in renewable energy projects and our investment in an on-shore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for federal investment tax credits (ITC), and production tax credits (PTC), the future market for SRECs and operational risks related to projects in service; satisfaction of conditions precedent to acquisition of Carroll Area wind farm; timing of qualifying for ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings; regulatory approval of NJNG’s planned infrastructure programs; the level and rate at which NJNG's costs and expenses (including those related to restoration efforts resulting from Superstorm Sandy) are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce, including a work stoppage; the regulatory and pricing policies of federal and state regulatory agencies; the possible expiration of the NJNG Conservation Incentive Program (CIP); the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-
attack of failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin, and restoration costs resulting from Superstorm Sandy. The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10-K filed on November 26, 2013, as filed with the Securities and Exchange Commission (SEC) which is available on the SEC’s website at
sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-
looking statement referenced herein in light of future events.

Disclaimer Regarding Non-GAAP Financial Measures
This presentation includes the non-GAAP measures NFE (losses), financial margin and utility gross margin. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of the company’s operating performance, these measures should not be considered an alternative to, or more meaningful than, operating income as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.
NFE (losses) and financial margin exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at
NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV.
NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company’s operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and, therefore, have no effect on gross margin.
Management uses these non-GAAP financial measures as supplemental measures to other GAAP results to provide a more complete understanding of the company’s performance. Management believes these non-GAAP measures are more reflective of the company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. A reconciliation of all non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found below. For a full discussion of NJR’s non-GAAP financial measures, please see NJR’s most recent Form 10-K, Item 7 and most recent Form 10-Q, Part I, Item 2.
2

First Quarter NFE

($MM)
Company Q1 2014 Q1 2013 Change
New Jersey Natural Gas $27.6 $25.5 $2.1
NJR Energy Services 7.4 3.0 4.4
NJR Clean Energy 3.6 5.3 (1.7)
NJR Midstream 1.4 1.8            (0.4)
NJR Home Services/Other (.1) (.1)             -
Total $39.9 $35.5 $4.4
Per basic share $.95 $.85 $.10

First Quarter Performance Drivers
New Jersey Natural Gas
NFE of $27.6 million compared with $25.5 million in Q1 last year
Strong utility gross margin growth at NJNG
NJR Energy Services
NFE of $7.4 million vs. $3 million in Q1 last year
Higher financial margin from colder weather
Pipeline and storage portfolio growth
Sales to major customers

($ thousands)
AIP $2,126
Sandy/Other 1,370
Customer Growth 723
SAVEGREEN 446
BGSS Incentives 341
Total Utility Gross Margin Growth $5,006

First Quarter Performance Drivers
NJR Clean Energy Ventures
NFE of $3.6 million vs. $5.3 million in Q1 last year
Timing of Solar Renewable Energy Certificates (SREC) sales
NJR Midstream
NFE of $1.4 million vs. $1.8 million in Q1 last year
Lower transportation values at Iroquois and maintenance expense at
Steckman Ridge
NJR Home Services
Loss of $574,000 vs. $247,000 loss in Q1 last year
First quarter fiscal 2013 positively impacted by Sandy
Lower installation sales

Affirm Fiscal 2014 NFE Per Share Guidance - $2.75 to $2.95

Regulated businesses expected to contribute
65-80 percent of total NFE
New Jersey
Natural Gas
60 -70%
NJR Midstream
5-10%
NJR Clean Energy
Ventures
10-20%
NJR Home
Services
2-5%
NJR Energy
Services
5-15%

Goal is to grow dividend 5 percent annually
Growing and Sustainable Dividend
* Current annual rate
** Based on NJR net financial earnings
*** Peer group average based on 2013 earnings estimates and indicated dividend from Bloomberg. Peer group:   ATO, GAS, LG,
NWN, PNY, SJI,  SWX, VVC and WGL

$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
2007 2008 2009 2010 2011 2012 2013 2014*
$1.01
$1.12
$1.24
$1.36
$1.44
$1.54
$1.62
$1.68
Dividend Growth
0%
16%
33%
49%
65%
2007 2008 2009 2010 2011 2012 2013 Peer Group***
48%
50%
52%
55%
56%
57%
59%
63%
Payout Ratio**

8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
7,175
5,841
6,189
6,783
6,704
7,456
FY08
FY09
FY10
FY11
FY12
FY13
New Construction
Conversions

2,129 new customers in the
first quarter of fiscal
2014,
up
8.7 percent over Q1 last year
980 new construction
customers;
up 16 percent over
Q1 last year
1,149 conversions from other
fuels;
up 3 percent over Q1 last
year
137 existing customer heat
conversions;
more than double
Q1 last year

Strong Customer Growth Continues
Over next two fiscal years, NJNG expects to add a total of
14,000-16,000 new customers

Constructive regulatory environment and support of public policy objectives create growth opportunities for NJNG
In place through June 2015
Investment of up to $85 million
New programs added
First Quarter Results:
More than $215 million in economic activity for New Jersey since inception in 2009
The SAVEGREEN Project
®
Over 1,300 home energy audits
634 on-bill repayments, totaling over $6 million
Over 2,050 grants paid, totaling over $3.8 million

$ millions
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$15.6
$20.3
$29.3
$36.0
$41.3
FY13A
FY14E
FY15E
FY16E
FY17E
Customer Growth
SAVEGREEN
NGV
BGSS Incentives

Diversified and Growing Utility Gross Margin Incremental utility gross margin expected to more than double by fiscal 2017 10

Capital of Over $1 Billion Drives Long-Term Growth
NJNG Expects Base Rate Case Resolution by Fiscal 2017

NJNG Capital Investment Estimates
($mm)
2009-
2012
Actual
2013A 2014E 2015E 2016E 2017E Total
Customer Growth
$79.4 $24.5 $24.7 $25.6 $25.5 $25.5 $205.2
Maintenance/Other
177.4 42.5 63.3 55.9 48.1 40.6
427.8
AIP/SAFE
136.7 45.3 31.6 33.7 39.1 - 286.4
Superstorm Sandy
- 26.1 5.3 5.2 - - 36.6
NGV Advantage
- 1.0 9.0 - - - 10.0
NJ RISE
- - 4.6 13.0 12.0 12.0 41.6
Liquefaction/LNG
- - 16.0 16.3 3.4 - 35.7
Southern Reliability
- - 2.3 12.3 80.6 34.8 130.0
SAVEGREEN
36.5 24.0 42.5 42.5 - -
145.5
Total
$430.0 $163.4 $199.3 $204.5 $208.7 $112.9 $1,318.8

Distributed Power Portfolio Strategy

Long-term goal to maintain NJRCEV at 10 to 20 percent of NFE
Solar
Supports New Jersey’s Energy Master Plan
Improving SREC Fundamentals
Eliminate reliance on solar ITC by January 2017
Wind
29 states and the District of Columbia have Renewable Portfolio
Standard (RPS)
Production-based tax credits (PTC)
Long-term Power Purchase Agreements (PPAs) and PTCs provide
annuity-like returns
Combined Heat and Power
Longer-term opportunities

120
90
60
30
0
MW
Jan-11
May-11
Sep-11
Jan-12
May-12
Sep-12
Jan-13
May-13
Sep-13

180
160
140
120
100
80
60
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14

Improving SREC Fundamentals
NJ increased solar RPS effective June 2013
Solar construction activity has moderated
SREC prices have responded
SREC production forecasted to grow from approximately 65,000 in fiscal 2013 to 174,000 in fiscal 2017

Karbone Bid Prices
Capacity Additions by Month (MW)
SREC Prices by Month ($/SREC)
85.0
7.9

CANADA
NORTH DAKOTA
Havre
Glacier Nat'l. Pk.
Clark Fork
Flathead Lk.
ROCKY MTS.
Missouri
Ft. Peck Lake
Great Falls
Yellowstone
MONTANA
Missoula
HELENA
Two Dot
Anaconda
Butte
Billings
Bozeman
Jefferson
Yellowstone Nat'l. Pk.
SOUTH DAKOTA
IDAHO
WY

Two Dot Wind Farm
Announced on October 23, 2013
9.7 MW utility scale wind farm project
located in Montana, east of Helena
Approximately $22 million investment;
PTC eligible
25-year PPA in place to sell power
to NorthWestern Energy to support their
RPS requirement
Strong partners – GE (Turbines),
Mortenson Construction (EPC
Contractor)
Current Status:
Construction work underway
Commercial operations on track for
summer 2014

NJR expects Two Dot to contribute to earnings in
fiscal fourth quarter 2014

SOUTH DAKOTA
MINNESOTA
WISCONSIN
Mason City
Effigy Mounds Nat'l. Mon.
Cedar
Mississippi
Sioux City
Storm Lake
Cedar Falls
Dubuque
Fort Dodge
Waterloo
Iowa
IOWA
Marshalltown
Cedar Rapids
Ames
Clinton
Carroll Area
Missouri
DES MOINES
Iowa City
Bettendorf
Davenport
Muscatine
Council Bluffs
Des Moines
Ottumwa
Burlington
ILLINOIS
NEBRASKA
MISSOURI

Carroll Area Wind Farm
Second wind project for CEV
20 MW wind farm project located
65 miles NW of Des Moines in
Carroll County, Iowa
Approximately $42 million
investment; PTC eligible
25-year PPA with MidAmerican
Energy
Commercial operation expected in
the spring of 2015

NJR expects nearly 30 MW of wind energy to be in place by 2015

NJRES: Strong Performance in a Changing Market
NFE of $7.4 million vs. $3 million in Q1 last year
Higher financial margin from colder weather
Growth opportunities from physical natural gas sales and producer services
Providing energy solutions for diverse customers in the Marcellus Shale and other natural gas regions
Customers include Producers, Utilities, Power Generators, Pipelines and
Industrials
Holds 1.1 Bcf/day of firm transportation and more than 33 Bcf of storage throughout the U.S. and Canada

4 to 7 Percent Average Long-Term Annual NFE
Growth Strategies
Regulated Businesses
Significant increase in NJNG
regulated infrastructure
investments
Diversified sources of NJNG
utility gross margin
November 2015 base
rate filing
Targeted growth from
NJR Midstream
Non-Regulated Businesses
Diversify distributed power
portfolio
Expand onshore wind
investments
Steady contributions from
NJR Energy Services
Expanded products and
markets at NJR Home Services

NJR Affirms Long-Term Financial Goals
Achieve average long-term NFE growth of 4 to 7 percent
Significant capital investment in regulated business to support customer growth and maintain safe, reliable and resilient service
New customers and regulatory initiatives generate significant NJNG utility gross margin growth
Provide annual dividend growth of at least 5 percent
Targeted payout ratio of 60 to 65 percent
Expect at least 65 to 80 percent of earnings from Regulated Businesses
Supported by constructive and collaborative regulatory relationships

Fiscal 2014 First Quarter Update February 6, 2014